                                                                    Exhibit 99.1

BLM Geothermal Resources Leases

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                   GOVERNMENT       RENT       TERM
PROJECTS             LEASES         ($)      EXPIRATION     ACREAGE   ROYALTY(1)
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STEAMBOAT HILLS   BLM N-12085       n/a         *           502.5        x
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MAMMOTH           BLM CA-11667      n/a         *           1590         x
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DESERT PEAK       BLM N-13069       n/a         *           640          x
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                  BLM N-13072A      n/a         *           1280         x
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ORMESA            BLM CA-964        n/a         *           1791.6       x
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                  BLM CA-6219       n/a         *           1920         x
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                  BLM CA-6218       n/a         *           2486         x
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                  BLM CA-6217       n/a         *           1600         x
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                  BLM CA-17568      n/a         *           633.32       x
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                  BLM 1903          4480        *           2240         x
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BRADY             BLM N-62739       1280      2008          640
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(1) Royalty rates which vary from month to month depending on production levels are defined in the Geothermal Steam Act of 1970.

 *  No expiration as long as production continues.